EXHIBIT 10.38

TO:	The Agent for and on behalf of itself and each of the Lenders (as each of those terms is hereinafter defined) (collectively, the “Secured Party”)

GENERAL SECURITY AGREEMENT

Obligations Secured

1.
In consideration of the Secured Party dealing with or extending credit for the direct or indirect benefit of the undersigned (the “Debtor”) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Debtor, the Debtor hereby enters into this agreement with the Secured Party as security for the payment and performance of the Obligations (as hereinafter defined).

Definitions and Interpretation

1.
In this agreement, “Accessions”, “Chattel Paper”, “Document of Title”, “Goods”, “Instruments”, “Intangible”, “Inventory”, “Investment Property”, “Money”, “Proceeds”, and “Receiver” have the respective meanings ascribed to them in the PPSA.

2.	In this agreement, the following words shall, unless otherwise provided, have the meanings set out below:

“Accounts” means collectively (a) any right to payment of a monetary obligation, whether or not earned by performance, (b) without duplication, any “account” (as defined in the UCC), any accounts receivable (whether in the form of payments for services rendered or goods sold, rents, license fees or otherwise), any “health-care-insurance receivables” (as defined in the UCC), any “payment intangibles” (as defined in the UCC) and all other rights to payment and/or reimbursement of every kind and description, whether or not earned by performance, (c) all accounts, “general intangibles” (as defined in the UCC), intellectual property, rights, remedies, guarantees, “supporting obligations” (as defined in the UCC), “letter-of-credit rights” (as defined in the UCC) and security interests in respect of the foregoing, all rights of enforcement and collection, all books and records evidencing or related to the foregoing, and all rights under the Loan Documents in respect of the foregoing, (d) all information and data compiled or derived by any Borrower or to which any Borrower is entitled in respect of or related to the foregoing, and (e) all proceeds of any of the foregoing;

“Agent” has the meaning given to it in the Credit Agreement;

“Borrowers” means each of the Borrowers as such term is defined in the Credit Agreement (and, for greater certainty, includes the Debtor);

“Business Day” means a day, other than a Saturday, Sunday or statutory holiday in the Province of Ontario;

“Collateral” means all property, assets and undertaking of the Debtor charged pursuant to Section 9 of this agreement;

“Credit Agreement” means that certain loan and security agreement dated as of the date hereof among Stellar Pharmaceuticals Inc., Tribute Pharma Canada Inc., Tribute Pharmaceuticals Canada Ltd. and MidCap Funding III, LLC, as same may be amended, restated, supplemented or otherwise modified from time to time;

“Intellectual Property” has the meaning given to it in the Credit Agreement;

“Lenders” has the meaning given to it in the Credit Agreement;

“Obligations” means all present and future indebtedness, liabilities and obligations, direct or indirect, absolute or contingent, of the Borrowers to the Secured Party arising pursuant to or in respect of the Credit Agreement or any other Loan Document;

“Permitted Liens” has the meaning given to it in the Credit Agreement;

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership or other entity;

“PPSA” means the Personal Property Security Act (Ontario), as amended from time to time and any legislation substituted therefor and any amendments thereto; and

“UCC” means the Uniform Commercial Code of the State of New York or of any other state the laws of which are required to be applied in connection with the perfection of security interests in any Collateral.

3.
Terms with capitalized initial letters used in this agreement but not defined in this agreement or otherwise provided for in this agreement shall have their respective meanings as set out in the Credit Agreement.

4.	The headings in this agreement are included for convenience of reference only, and shall not constitute a part of this agreement for any other purpose.

5.
In construing this agreement, terms herein shall have the same meaning as defined in the PPSA, unless the context otherwise requires.  The word “Debtor”, the personal pronoun “it” or “its” and any verb relating thereto and used therewith shall be read and construed as required by and in accordance with the context in which such words are used.  The term “successors” shall include, without limiting its meaning, any corporation resulting from the amalgamation of a corporation with another corporation.

6.
If one or more of the provisions contained herein shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

7.
In the event that any day, on or before which any action is required to be taken hereunder, is not a Business Day, then such action shall be required to be taken on or before the specified time on the first Business Day thereafter.

8.
The Secured Party may in writing (and not otherwise) waive any breach by the Debtor of any of the provisions contained in this agreement or any default by the Debtor in the observance or performance of any provision of this agreement;  provided always that no waiver  by the Secured Party shall extend to or be taken in any manner whatsoever to affect any subsequent breach or default, whether of the same or a different nature, or the rights resulting therefrom.

9.
This agreement shall be construed in accordance with and be governed by the laws of the Province of Ontario.  For the purpose of legal proceedings, this agreement shall be deemed to have been made in the said province and to be performed therein and the courts of that province shall have jurisdiction over all disputes which may arise under this agreement.  The Debtor hereby irrevocably and unconditionally submits to the non-exclusive jurisdiction of such courts, provided always that nothing herein contained shall prevent the Secured Party from proceeding at its election against the Debtor in the courts of any other province, country or jurisdiction.

Grant of Security

9.
The Debtor hereby mortgages, charges, hypothecates and assigns to and in favour of the Secured Party, and grants to the Secured Party a security interest in all present and after acquired personal property of the Debtor including:

(a)
all (i) Goods (including, without limiting the generality of the foregoing, all Inventory and all equipment, plant, machinery, tools and furniture and all parts, accessories, attachments, additions and Accessions thereto as any of the same may be specifically listed or otherwise described in Schedule “A” annexed to this agreement) whether or not such Goods are now or hereafter become fixtures, (ii) Accounts, (iii) Chattel Paper, (iv) Documents of Title (whether negotiable or not), (v) Instruments, (vi) Intangibles, (vii) Money and (viii) Investment Property of the Debtor and all of the property, assets and undertaking of the Debtor generally, both real and personal, movable and immovable, tangible and intangible, of whatever nature and kind and wherever situate, now owned or hereafter acquired by the Debtor or in respect of which the Debtor now or hereafter has any right, title or interest, including the goodwill of the Debtor and including, without limitation, all contracts, licences, computer software, warranty rights, ownership certificates, manuals, publications, books, statements of account, bills, invoices, letters and other documents or records in any form evidencing or relating to any of the foregoing property;

(b)	all renewals of, accretions to and substitutions for any of the Collateral described in Section 9(a) above; and

(c)	all Proceeds in any form now or hereafter derived from any sale, lease or other disposition of any of the Collateral described in Sections 9(a) and (b) above.

 Limited Exceptions to Grant of Security

10.
The last day of any term reserved by any lease, oral or written, or any agreement therefor, now held or hereafter acquired by the Debtor, and whether falling within the general or particular description of the Collateral, is hereby and shall be excepted out of the mortgages, charges and security interests hereby or by any other instrument created, but the Debtor shall stand possessed of the reversion of one day remaining in the Debtor in respect of any such term, for the time being demised, as aforesaid, upon trust to assign and dispose of the same as any purchaser of such term shall direct.

11.
The mortgages, charges and security interests hereby created and granted do not and shall not extend to, and the Collateral shall not include “consumer goods” (as such term is defined in the PPSA), any contract, agreement, right, franchise, licence, lease or permit (each, a "contractual right") to which the Debtor is a party or of which the Debtor has the benefit, to the extent that the creation and granting of the mortgages, charges and security interests herein would constitute a breach of the terms of or permit any Person to terminate one or more contractual rights, but the Debtor covenants and agrees to hold its interest therein in trust for the Secured Party and shall specifically assign such contractual rights to the Secured Party forthwith upon obtaining the consent of the other party thereto.  The Debtor agrees that it shall, upon the request of the Secured Party and whether before or after a default by the Debtor has occurred and the security herein has become enforceable, use all commercially reasonable efforts to obtain any consent required to permit any material contractual rights to be subjected to the mortgages, charges and security interests hereby created and granted.

 Agreements of the Debtor

12.
The Debtor and the Secured Party agree that they have not agreed to postpone the time for attachment of the security interests granted hereby with respect to the Debtor's presently existing Collateral, that such security interests shall attach to the Collateral acquired after the date hereof as soon as the Debtor has rights in such Collateral, or the power to transfer rights in the Collateral and that value has been given.

13.	The Debtor agrees with the Secured Party that, until the Obligations have been satisfied or paid in full:

(a)	it will:

(i)
hold the proceeds received from any direct or indirect dealing with the Collateral in trust for the Secured Party after either the security interests granted in this agreement become enforceable or any of the Collateral is sold other than inventory in the ordinary course of business of the Debtor and for the purpose of carrying on such business;

(ii)
insure and keep insured all of the Collateral against loss or damage by fire and other insurable hazards for which such Collateral is commonly insured against in the Province of Ontario to the full insurable value thereof and, in addition, obtain and maintain such other insurance as the Secured Party may reasonably require including, without limitation, business interruption insurance and environmental liability insurance; the Debtor shall pay when due all premiums and other amounts payable for maintaining such insurance; the Debtor shall cause the insurance proceeds thereunder to be payable in case of loss to the Secured Party as mortgagee and loss payee and shall, if required, give to the Secured Party evidence of the payment of premiums and the assignment of such insurance to the Secured Party; should the Debtor fail to pay any premiums when due, then the Secured Party may do so and the cost of such premiums shall be added to the Obligations and shall be secured by the security interests granted herein; the policy or policies of insurance required by this paragraph shall show the Secured Party as mortgagee and loss payee and shall contain a standard mortgage clause in form satisfactory to the Secured Party; all such policies of insurance shall neither permit nor provide for any amount of co-insurance by the Debtor;

(iii)	strictly comply with every covenant and undertaking given by it to the Secured Party herein;

(iv)
permit the Secured Party at any time and from time to time, after the security granted pursuant to this agreement shall have become enforceable, to require any account debtor of the Debtor to make payment to the Secured Party of any or all amounts owing by the account debtor to the Debtor and the Secured Party may take control of any proceeds referred to in Section 9(c) hereof and may hold all amounts received from any account debtor and any proceeds as cash collateral as part of the Collateral and as security for the Obligations; and

(v)
pay all costs and expenses (including reasonable legal fees on a solicitor and his own client basis) of the Secured Party, upon the occurrence of a default by the Debtor, that is continuing, in taking, holding, moving, storing, recovering, possessing, repairing, processing, preparing for disposition or disposing of the Collateral and in any other proceedings taken for the purpose of enforcing the remedies provided herein, or otherwise in relation to the Collateral, or by reason of non-payment or non-performance of the Obligations hereby secured and all such costs and expenses shall bear interest at the highest rate per annum applicable to the Obligations, and shall be secured hereby and shall be payable with such interest on demand; and

(b)	it will not, without the prior written consent of the Secured Party:

(i)	incur or create any further or additional indebtedness except to the Secured Party and except such normal indebtedness as may be incidental to the ordinary course of its business;

(ii)
create any liens, charges, mortgages, security interests or other encumbrances upon or assign or transfer as security or pledge or hypothecate any of the Collateral except to the Secured Party and except for Permitted Liens;

(iii)
other than in the ordinary course of business and for the purpose of carrying on such business, sell, transfer, assign, or otherwise dispose of any of the Collateral or any group of property and assets forming part of the Collateral;

(iv)
guarantee, endorse or otherwise become surety for or upon the obligations of others except to the Secured Party or by endorsement of negotiable instruments for deposit or collection in the ordinary course of the Debtor's business;

(v)
declare or pay any dividends on or make any other payment or distribution in respect of any shares of its capital stock or make any change in its issued or authorized capital stock either by way of redemption of stock or otherwise;

(vi)
pay any amount to officers or directors of the Debtor in their capacities as officers or directors by way of salary, bonus, commission, directors’ fees or otherwise in excess of the scale of such payments to such officers or directors now being made by the Debtor;

(vii)
make capital expenditures in excess of $25,000 in the aggregate in any one fiscal year of the Debtor; for the purposes hereof “capital expenditures” means any expenditures which in accordance with sound accounting practice are chargeable to capital or fixed asset accounts and includes both such expenditures incurred in connection with the acquisition by purchase, erection or construction of lands, fixed assets, plant, machinery or equipment, whether fixed or moveable and the aggregate annual amounts payable under capital or finance leases;

(viii)
other than investments in other Borrowers and unsecured loans made to the other Borrowers, lend money to or invest money in any person, firm, joint venture, partnership, company or corporation whether by way of loan, acquisition of shares, acquisition of debt obligations or in any other way whatsoever;

(ix)
enter into or commit itself to enter into a lease or leases of equipment or chattel property under which for all such leases entered into in any fiscal year of the Debtor the aggregate rental payments over the whole of the term of such lease or leases will exceed $25,000;

(x)	merge or amalgamate with any other corporation;

(xi)	change the location of its chief executive office, place of business or principal place of residence without providing the Secured Party with fifteen days’ prior written notice; or

(xii)
make payments to any shareholders of the Debtor, or any persons related to the Debtor or any of its shareholders within the meaning of the Income Tax Act (Canada), whether by way of loans, advances, repayment of moneys owing by the Debtor, interest on such moneys owing, salaries, dividends, guarantees, compensation or benefits of any kind whatsoever, other than as contemplated by Section 13(b)(vi) above.

14.
Until further notice by the Secured Party, all certificates representing certificated securities (such securities being collectively, the “Certificated Securities”) may remain registered in the name of the Debtor, provided that the Debtor shall promptly at the request and pursuant to the direction of the Secured Party, (in the Secured Party’s sole discretion) either duly endorse such certificates in blank for transfer or execute stock powers of attorney in respect thereof; in either case with signatures guaranteed and with all documentation being in form and substance satisfactory to the Secured Party, and the transfer agent appointed from time to time in respect of the Certificated Securities.  If and to the extent that the securities are uncertificated (such securities being collectively, the “Uncertificated Securities”), the Debtor shall enter into, and cause the issuer thereof to enter into, such custodial, control or other agreements as the Secured Party requires.  At any time and from time to time upon request by the Secured Party (in the Secured Party’s sole discretion), the Debtor shall cause any or all of the Certificated Securities and Uncertificated Securities (collectively, the “Pledged Securities”, and “Investment Property”, as such term is used in this agreement, shall include the Pledged Securities) to be registered in the name of the Secured Party or its nominee, and the Secured Party is hereby appointed the irrevocable attorney (coupled with an interest) of the Debtor with full power of substitution to cause any or all of the Pledged Securities to be registered in the name of the Secured Party or its nominee.

Until the Secured Party demands payment of the Obligations, the Debtor shall be entitled to exercise all voting rights attached to the Investment Property and give consents, waivers and ratifications in respect thereof and receive dividends and distributions in respect of all Investment Property; provided, however, that no vote shall be cast or consent, waiver or ratification given or action taken which would be prejudicial to the interests of the Secured Party or which would have the effect of reducing the value of the Investment Property as security for the Obligations or imposing any restriction on the transferability of any of the Investment Property.  All such rights of the Debtor to vote and give consents, waivers and ratifications and receive dividends and other distributions shall cease immediately upon the occurrence and during the continuance of any default by the Debtor in the performance of any of the Obligations or upon the security interests granted pursuant to this agreement otherwise becoming enforceable.

The responsibility of the Secured Party in respect of any Investment Property held by the Secured Party shall be limited to exercising the same degree of care which it gives valuable property of the Secured Party at the Secured Party’s office where any Investment Property is held.  The Secured Party shall not be bound under any circumstances to realize upon any Investment Property or allow any Investment Property to be sold, or exercise any option or right attaching thereto, or be responsible for any loss occasioned by any sale of Investment Property or by the retention or other refusal to sell the same; nor shall the Secured Party be obliged to collect or see to the payment of interest or dividends thereon, but all such interest and dividends, if and when received by the Debtor, shall be held in trust for the Secured Party and shall be forthwith paid to the Secured Party.

The Debtor shall, at the request of the Secured Party (in the Secured Party’s sole discretion), (i) enter into and cause any securities intermediary holding a securities account in respect of Investment Property of the Debtor to enter into a securities account control agreement in form and substance satisfactory to the Secured Party (a “Securities Account Control Agreement”) in respect of any Investment Property constituting security entitlements of the Debtor, and (ii) deliver each such Securities Account Control Agreement to the Secured Party.  The Debtor shall cause all securities underlying any security entitlements acquired by the Debtor after the date hereof to be credited to a securities account that is subject to a Securities Account Control Agreement.

15.
The Debtor hereby agrees that it will at all times, both before and after default, do or cause to be done such additional things and execute and deliver or cause to be executed and delivered all such further acts and documents including without limitation any assignments, deeds or control agreements as the Secured Party may reasonably require for the better mortgaging, charging, transferring, assigning, confirming, granting and perfecting of security interests in the present or after-acquired Collateral to the Secured Party.

 Default

16.
Without prejudice to any right which the Secured Party may now or hereafter have to demand payment of the Obligations at any time in accordance with the provisions of the Credit Agreement (as applicable), the Obligations shall, at the option of the Secured Party, become payable and the security granted pursuant to this agreement shall become enforceable in each and every of the events following:

(a)
if any Borrower makes default in the observance or performance of any written agreement or undertaking heretofore or hereafter given by such Borrower to the Secured Party, whether contained herein or not;

(b)	if any Borrower makes default in payment of any of the Obligations of the Borrower to the Secured Party when due;

(c)	if an order is made or a resolution passed for the winding-up of any Borrower, or if a petition is filed for the winding-up of any Borrower;

(d)
if any Borrower ceases or threatens to cease to carry on business or if any Borrower commits or threatens to commit any act of bankruptcy or if any Borrower becomes insolvent or files a notice of intention to file a proposal or makes an assignment or proposal in bankruptcy or makes a bulk sale of its assets or if a bankruptcy petition is filed or presented against any Borrower;

(e)
if any Borrower takes any action in respect of a winding-up or liquidation of such Borrower or if any Borrower institutes proceedings to be adjudicated a bankrupt or insolvent, or consents to the institution of bankruptcy or insolvency proceedings against it, or files an application petition or consent seeking re-organization or takes or commences any other steps or proceedings under any one or more of the Winding-up and Restructuring Act (Canada), the Companies’ Creditors Arrangement Act (Canada), the Bankruptcy and Insolvency Act (Canada) (the “BIA”) (including without limitation the serving of a notice of intention to make a proposal under the BIA) or any other bankruptcy, insolvency or analogous law or consents to the filing of a petition against it under any law which involves any compromise of any creditor’s rights against such Borrower;

(f)	if an execution or any other process of any court becomes enforceable against any Borrower or if a distress or analogous process is levied upon the property of any Borrower or any part thereof;

(g)
if any Borrower shall permit any sum which has been admitted as due by such Borrower or is not disputed to be due by it and which forms or is capable of being made a charge upon any of the Collateral or collateral, as applicable, in priority to the charge created by this agreement or any other agreement or Loan Document in favour of the Secured Party, as applicable, to remain unpaid for thirty days after proceedings have been taken to enforce the same;  or

(h)	if any representation or warranty made by any Borrower hereunder or in the Credit Agreement to the Secured Party shall be false or inaccurate in any material respect.

 Remedies of the Secured Party

17.
Whenever the security granted pursuant to this agreement shall have become enforceable, and so long as it shall remain enforceable, the Secured Party may proceed to realize such security and to enforce its rights by:

(a)	entry;

(b)
the appointment by instrument in writing of a Receiver or Receivers of the Collateral or any part thereof (which Receiver or Receivers may be any person or persons, whether an officer or officers or employee or employees of the Secured Party or not and the Secured Party may remove any Receiver or Receivers so appointed and appoint another or others in his or their stead);

(c)	proceedings in any court of competent jurisdiction for the appointment of a Receiver or Receivers or for sale of the Collateral or any part thereof; or

(d)	any other action, suit, remedy or proceeding authorized or permitted hereby or by law or by equity.

In addition, the Secured Party may file such proofs of claim and other documents as may be necessary or advisable in order to have its claim lodged in any bankruptcy, winding-up or other judicial proceedings relating to the Debtor.

Any Receiver appointed by the Secured Party shall be deemed to be agent of the Debtor unless the Secured Party expressly specifies in writing that the Receiver shall be agent of the Secured Party.

Any Receiver or Receivers so appointed shall have power to:

(i)	take possession of and to use the Collateral or any part thereof;

(ii)
carry on the business of the Debtor (including, but not limited to, the taking or defending of any actions or legal proceedings, and the doing or refraining from doing all other things as to the Receiver may seem necessary or desirable in connection with the business, operations and affairs of the Debtor);

(iii)	borrow money required for the maintenance, preservation or protection of the Collateral or any part thereof or the carrying on of the business of the Debtor;

(iv)	further charge the Collateral in priority to the security interests of this agreement as security for money so borrowed;

(v)	sell, lease or otherwise dispose of the whole or any part of the Collateral on such terms and conditions and in such manner as the Receiver shall determine; or

(vi)
deal with any security entitlements, securities accounts and financial intermediaries holding securities entitlements as if the Secured Party or the Receiver on behalf of the Secured Party were the owner thereof, including instructing a securities intermediary to register the securities accounts of the Debtor in the Secured Party’s name or as it may direct.

The Secured Party shall not be responsible for any actions or errors of omission by the Receiver or Receivers in exercising any such powers.  Any Receiver appointed shall act as agent of the Secured Party for the purpose of taking possession of the Collateral, and as agent of such Debtor for all other purposes, including, without limiting the generality of the foregoing, the occupation of the premises of such Debtor and the carrying on of such Debtor’s business.  For the purposes of realizing on any security granted by any Debtor over any of the Collateral, the Receiver shall be deemed to be the agent of such Debtor, or as the agent of the Secured Party, as the Secured Party may determine in its sole discretion.  The Debtor agrees to ratify and confirm all actions of the Receiver acting as agent for the Debtor, and to release and indemnify the Receiver in respect of all such actions.

In addition, the Secured Party may enter upon, use, occupy and possess the Collateral or any part thereof, free from all liens, charges, mortgages, security interests and other encumbrances except for Permitted Liens, without hindrance, interruption or denial of the same by the Debtor or by any other person or persons save only a landlord pursuant to its rights of reversion under any lease of real property on expiry of its term, and may lease or sell the whole or any part or parts of the Collateral.  Any sale hereunder may be made by public auction, by public tender or by private contract, with or without notice and with or without advertising and without any other formality (except as required by law), all of which are hereby waived by the Debtor.  Such sale shall be on such terms and conditions as to credit or otherwise and as to upset or reserve bid or price as to the Secured Party in its sole discretion may seem advantageous.  Such sale may take place whether or not the Secured Party has taken possession of the Collateral.

The Debtor agrees to pay to the Secured Party forthwith on demand all expenses incurred by the Secured Party in the preparation, perfection, administration and enforcement of this agreement (including, without limitation, expenses incurred in considering and protecting or improving the Secured Party’s position, or attempting to do so, whether before or after default), all amounts borrowed by the Receiver from the Secured Party as hereinbefore provided and all costs, charges, expenses and fees (including, without limiting the generality of the foregoing, the fees and expenses of any Receiver and legal fees on a solicitor and client basis) of or incurred by the Secured Party and by any Receiver or Receivers or agent or agents appointed by the Secured Party in connection with the recovery or enforcing of payment of any moneys owing hereunder, whether by realization, by taking possession or otherwise.  All such sums, together with interest thereon at the rate applicable to the Obligations, shall form part of the Obligations and shall be secured by the security interests granted herein.

No remedy for the realization of the security interests granted herein or for the enforcement of the rights of the Secured Party shall be exclusive of or dependent on any other such remedy, but any one or more of such remedies may from time to time be exercised independently or in combination.

18.
Any and all payments made in respect of the Obligations from time to time and moneys realized from any securities held therefor (including moneys realized on any enforcement of this agreement) may be applied to such part or parts of the Obligations as the Secured Party may see fit, and the Secured Party shall at all times and from time to time have the right to change any appropriation as the Secured Party may see fit.

Rights of the Secured Party

19.
The Secured Party may pay and satisfy the whole or any part of any taxes, rates, liens, charges, mortgages, security interests or other encumbrances now or hereafter existing in respect of any of the Collateral and such payments together with all costs, charges and expenses which may be incurred in connection with making such payments shall form part of the Obligations and shall be secured by the security interests granted herein.  In the event of the Secured Party satisfying any such lien, charge, mortgage, security interest or encumbrance, it shall be entitled to all the equities and securities of the person or persons so paid and is hereby authorized to obtain any discharge thereof and hold such discharge without registration for so long as it may deem advisable to do so.

20.
The Debtor grants to the Secured Party the right to set off against the Obligations (or any portion thereof), the amount of any and all accounts, credits or balances maintained by the Debtor with the Secured Party.

21.
The Secured Party, without exonerating in whole or in part the Debtor, may grant time, renewals, extensions, indulgences, releases and discharges to, may take securities from and give the same and any or all existing securities up to, may abstain from taking securities from or from perfecting securities of, may accept compositions from, and may otherwise deal with the Debtor and all other persons and securities as the Secured Party may see fit.

22.	Nothing herein shall obligate the Secured Party to extend or amend any credit to the Debtor or to any other Person.

23.
The Secured Party may assign, transfer and deliver to any transferee any of the Obligations or any security or any documents or instruments held by the Secured Party in respect thereof.  The Debtor shall not assign any of its rights or obligations hereunder without the prior written consent of the Secured Party.

Miscellaneous

24.
Upon payment by the Debtor, its successors or permitted assigns, and the fulfillment of all the Obligations and provided that the Secured Party is then under no obligation (conditional or otherwise) to make any further loan or extend any other type of credit to the Debtor or to any other Person the payment of which is secured, directly or indirectly, by this agreement, the Secured Party shall, upon request in writing by the Debtor, delivered to the Secured Party at the Secured Party’s address as set out in Section 27 hereof and at the Debtor’s expense, discharge this agreement.

25.
This agreement is in addition to and not in substitution for any other security now or hereafter held by the Secured Party and shall be general and continuing security notwithstanding that the Obligations shall be at any time or from time to time fully satisfied or paid.

26.	This agreement and all its provisions shall enure to the benefit of the Secured Party, its successors and assigns, and shall be binding on the Debtor, its successors and permitted assigns.

Notices

27.	Any notice, demand or other communication permitted or required to be given hereunder must be given in writing in and in accordance with the notice provision set out in the Credit Agreement.

(signature page follows)

(Signature page to General Security Agreement)

IN WITNESS WHEREOF this agreement has been executed by the Debtor as of the 11th day of May, 2012.

DEBTOR:	STELLAR PHARMACEUTICALS INC.

	By:	/s/ Robert Harris
Robert Harris
Chief Executive Officer

I have authority to bind the Corporation

SCHEDULE "A"

Schedule of Specifically Described Collateral

Intentionally left blank